 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): January 14, 2020

Fusion Connect, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32421	58-2342021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Interstate North Parkway, Suite 300, Atlanta, Georgia 30339
(Address of Principal Executive Offices, including Zip Code)

(212) 201-2400
(Registrant’s Telephone Number, Including Area Code)

 Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.
Other Events.

As previously reported, on June 3, 2019 Fusion Connect, Inc. (“Fusion”) and its U.S. subsidiaries (collectively, the “Debtors” ) filed voluntary petitions (the cases commenced thereby, the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Court”). The Chapter 11 Cases are being jointly administered under the caption In re Fusion Connect, Inc. (Case No. 19-11811).

As previously reported, the Debtors filed the Joint Chapter 11 Plan of Fusion Connect, Inc. and Its Subsidiary Debtors (the “Initial Plan”) and the related disclosure statement (the “Initial Disclosure Statement”) with the Court. On October 7, 2019, the Debtors filed the Second Amended Joint Chapter 11 Plan of Fusion Connect, Inc. and Its Subsidiary Debtors (the “Second Amended Plan”) and the related second amended disclosure statement (the “Second Amended Disclosure Statement” and, together with the Initial Disclosure Statement, the “Disclosure Statement”) with the Court. On November 8, 2019, the Debtors filed with the Court the Third Amended Joint Chapter 11 Plan of Fusion Connect, Inc. and Its Subsidiary Debtors (as further amended, supplemented, or modified in accordance with its terms, the “Third Amended Plan”, which amended the Second Amended Plan, together with the Initial Plan and the Second Amended Plan, the “Plan”). Capitalized terms used but not otherwise defined in this Current Report on Form 8-K have the meanings ascribed to them in the Plan or Disclosure Statement, as applicable.

As previously reported on December 17, 2019, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Plan. On January 14, 2020 (the “Effective Date”), the Plan became effective in accordance with its terms and the Debtors emerged from Chapter 11 protection. On the Effective Date, by operation of the Plan, all agreements, instruments and other documents evidencing any equity interest of the Company, including outstanding shares of existing equity interests, any rights of any holders thereof were deemed canceled, discharged and of no further force or effect. The treatment of certain stakeholders under the terms of the Plan are as follows:

●
The lenders under the Prepetition First Lien Credit Agreement holding allowed claims in the aggregate principal amount of $585,481,310.80 received such lender’s pro rata share of (i) 97.5% of the New Equity Interests (which may be distributed in the form of Special Warrants), subject to dilution by the Management Incentive Plan and (ii) the loans under New First Lien Credit Facility;

●
The lenders under the Prepetition Second Lien Credit Agreement received such lender’s pro rata share of Special Warrants to purchase 2.5% of all of the issued and outstanding New Equity Interests, subject to dilution by the Management Incentive Plan;

●
Holders of unsecured claims received such holder’s pro rata share of the Litigation Trust Interests; and

●
Holders of Fusion’s shares of common stock and preferred stock received no distribution or consideration under the Plan on account of their equity interests, and all such shares were cancelled on the Effective Date.

In addition, on the Effective Date, certain holders of the New Equity Interests entered into a Stockholders Agreement setting forth certain governance matters, including certain rights and restrictions of the stockholders party thereto. Pursuant to the terms of the Stockholders Agreement and the Plan, on the Effective Date, the directors serving on Fusion’s board of directors resigned and a new slate of directors was appointed to the board of directors of Reorganized FCI.

The descriptions of the Plan and the Confirmation Order do not purport to be complete and are qualified in their entirety by reference to the full text of the Confirmation Order and the Plan (annexed to the Confirmation Order as Exhibit A) set forth in Exhibit 2.1 to Fusion’s Current Report on Form 8-K filed on December 27, 2019 with the Securities and Exchange Commission (the “SEC”), and incorporated by reference herein to this Current Report on Form 8-K.

On January 14, 2020, Fusion will file a Form 15 with the SEC to deregister its common stock, $0.01 par value per share (“Common Stock”) under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and suspend its reporting obligations under Section 15(d) of the Exchange Act. Upon filing the Form 15, Fusion’s obligations to file certain reports and forms with the SEC, including Forms 10-K, 10-Q and 8-K, will be immediately suspended. Fusion expects that deregistration will become effective 90 days after filing the Form 15. During this 90-day period, Fusion and certain beneficial owners of Fusion’s Common Stock will remain subject to the SEC’s proxy rules and beneficial ownership reporting requirements.

Following deregistration, Fusion does not plan to post current information with  the OTC or otherwise make it publicly available, and therefore does not expect that its Common Stock will be eligible for quotation on the OTC Pink Market. Following the filing of the Form 15, shares of Fusion’s Common Stock may continue to be quoted on the OTC Pink Market for a limited period, contingent on, among other things, market makers’ demonstrating continued interest. However, there is no assurance that trading in Fusion’s Common Stock will continue on the OTC Pink Market or any other medium.

On January 14, 2020, Fusion issued a press release relating to the events described in this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this item 8.01 by reference.

Court filings and other information related to Fusion and the Chapter 11 Cases will continue to be available at a website administered by Fusion’s claims agent, Prime Clerk, at https://cases.primeclerk.com/Fusion.

Cautionary Statements Regarding Forward-Looking Information

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Statements that are not historical fact are forward-looking statements. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “estimates,” “assumes,” “may,” “should,” “could,” “shall,” “will,” “seeks,” “targets,” “future,” or other similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors and Fusion’s actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements. Such statements include, but are not limited to, the terms of the Plan and the Disclosure Statement; the Chapter 11 Cases and Court proceedings; the strength of our capital structure and balance sheet and our future plans, opportunities, objectives, expectations, or intentions. These forward-looking statements are based on Fusion’s current beliefs, intentions and expectations and are not guarantees or indicative of future performance, nor should any conclusions be drawn or assumptions be made as to the outcome of any potential transactions or strategic initiatives Fusion considers. Important assumptions and other important factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, those factors, risks and uncertainties described in more detail in the risk factors set forth in Exhibit 99.3 to Fusion’s Current Report on Form 8-K filed on July 2, 2019 with the SEC and other filings with the SEC.

Item 9.01.
Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated January 14, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fusion Connect, Inc.

Date: January 14, 2020	By:	/s/ James P. Prenetta, Jr.
Name: James P. Prenetta, Jr.
Title: Executive Vice President and General Counsel